Financial assets	12 Months Ended
Dec. 31, 2021
Disclosure of financial assets [abstract]
Financial assets

13.	Financial assets
Financial assets consisted of the following:

		At December 31,
		2021			2020
	Note	Current	Non-current	Total	Current	Non-current	Total
		(€ million)
Derivative financial assets	17	€53	€—	€53	€3	€—	€3
Financial securities measured at fair value through other comprehensive income	24	67	38	105	—	—	—
Financial securities measured at fair value through profit or loss	24	629	378	1,007	413	302	715
Financial securities measured at amortized cost		1,087	29	1,116	518	110	628
Financial receivables		65	117	182	—	—	—
Collateral deposits(1)	24	2	45	47	1	—	1
Total financial assets		€1,903	€607	€2,510	€935	€412	€1,347
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(1) Collateral deposits are held in connection with derivative transactions and debt obligations.
During the year ended December 31, 2021, Credit Suisse Asset Management suspended redemptions and subscriptions of certain supply chain finance funds, which Stellantis holds a position in, and approved the commencement of the liquidation process of the funds. The Company received cash proceeds of approximately 67 percent of its investment during the year ended December 31, 2021. The remaining position of €137 million as of December 31, 2021 is expected to be fully collectible, as it is a fully insured fund, however, due to the inability to access the funds on demand, the investment has been reclassified from Cash and cash equivalents in the statement of financial position at December 31, 2020 to Current financial assets at December 31, 2021.